Certification Pursuant to

18 USC, Section 1350, as Adopted Pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002

In  connection  with  the  Annual  Report of Go Online Networks Corporation (the
"Company")  on  Form  10-KSB  for  the  fiscal year ended December 31, 2002 (the
"Report"), as filed with the Securities and Exchange Commission, on the date hereof, I, Joseph Naughton, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 USC 1350, as adopted pursuant to Section 302 and promulgated as 18 USC 1350 pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

The  Report  referenced  above  has  been  read and reviewed by the undersigned.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

The Report referenced above does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to makes the statements made, in light of the circumstances under which such statements were made, not misleading.

I acknowledge that the management of the Company is solely responsible for the fair presentation in the financial statements of the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

Based upon my knowledge, the financial statements, and other such financial information included in the report, fairly present the financial condition and results of operations of the Company as of and for the year ended December 31, 2002.

Additionally, I acknowledge that the Company's Board of Directors and Management are solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and ) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.


                                   /s/ Joseph M. Naughton
                                   Joseph  M.  Naughton
                                   Chief  Executive  Officer
                                   Chief  Financial  Officer